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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 12, 1997

                               THE O'GARA COMPANY
             (Exact name of registrant as specified in its charter)

          OHIO                         000-21629                 31-1470817
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(State or other jurisdiction          (Commission              (I.R.S. Employer
     of corporation)                  File Number)           Identification No.)

                               9113 LeSaint Drive
                             Fairfield, Ohio 45014
                                 (513) 874-2112

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 3, 4, 5, 6 and 8 are not applicable and are omitted from this report.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 12, 1997, The O'Gara Company (the "Company") completed the acquisition of Labbe S.A. ("Labbe"). Labbe is a leading armorer of commercial and private vehicles such as ballistically protected cars and armored money transport vans and trucks. Headquartered in Lamballe, France, Labbe also operates facilities in St. Brieuc, Caen and Auxerre and employs approximately 200 persons. Pursuant to an agreement signed January 21, 1997, the Company acquired all of the shares of Labbe for $10.7 million in cash and 376,597 shares of the Company's common stock. The former shareholders of Labbe consist of Mr. Daniel Gautier, Mr. Jean-Pierre Pecheur, Mr. Jean-Philippe Tible, Mr. Philippe Quintin, Alian SARL, and SCP Francois Ier (the "Sellers"). Mr. Gautier, Mr. Pecheur, Mr. Tible, and Mr. Quintin were all employed by Labbe prior to the acquisition and will continue in their formerly-held capacities. Alian SARL and SCP Francois Ier are separate entities controlled by Mr. Gautier. See Exhibit 1 to this Current Report for complete information on the terms of the transaction.

The amount of consideration paid was determined by arms-length negotiations between the Company and the Sellers. There is no material relationship between the Sellers and the Company or any of the Company's affiliates, directors or officers, or any associate of any such directors or officers. The Company intends to continue to devote Labbe's assets to its existing businesses.

In addition, the Company, on February 11, 1997, entered into a new credit agreement with The Fifth Third Bank, Cincinnati, Ohio, and LaSalle National Bank, Chicago, Illinois. The Credit Agreement provides a revolving credit facility of up to $12,000,000, a term loan of $16,000,000 and a letter of credit facility of up to $5,500,000. The cash portion of the acquisition of Labbe was financed using funds advanced under the term loan portion of this new credit agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements

         In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) will be filed by amendment no later than 60 days after February 27, 1997.

         (b)  Pro Forma Financial Information

         In accordance with Item 7(b) of Form 8-K, the financial statements required by this Item 7(b) will be filed by amendment no later than 60 days after February 27, 1997.

         (c)  Exhibits

        The following exhibit is filed with this report on Form 8-K:


      Number                                        Description
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        1                                    Sale and Purchase Agreement
                                             dated January 21, 1997

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE O'GARA COMPANY


Date:  February 26, 1997                 By: /s/ NICHOLAS P. CARPINELLO
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                                             Nicholas P. Carpinello
                                             Executive Vice-President